Exhibit 10.23

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

THIRD AMENDMENT TO AMENDED, RESTATED, AND CONSOLIDATED LICENSE AGREEMENT

This Third Amendment (the “Third Amendment”) to the Amended, Restated and Consolidated License Agreement dated June 27th, 2012 between The University of North Carolina at Chapel Hill (“University”) and Novan, Inc. (“Licensee”), as amended by the First Amendment to Amended, Restated and Consolidated License Agreement dated November 30th, 2012 and further amended by the Second Amendment to Amended, Restated and Consolidated License Agreement dated April 12th, 2016 (hereinafter referred to as the “Agreement”) is entered into as of November 1, 2018 (the “Third Amendment Effective Date”).

WHEREAS, the parties now wish to amend the Agreement to update Appendix A of the Agreement to reflect the current Patent Rights and to [***] in Appendix D of the Agreement; and

WHEREAS, the parties agree to be bound by the terms and conditions of the Agreement, as amended.

NOW, THEREFORE, the parties agree as follows:

1.	Appendix A of the Agreement is hereby deleted in its entirety and replaced with the attached Appendix A.

2.	Appendix D of the Agreement is hereby deleted in its entirety and replaced with the attached Appendix D.

3.
In consideration for [***], Licensee shall pay University [***] within [***] ([***]) days of the Third Amendment Effective Date. Such fee shall not be creditable against any future payments or royalties, provided that [***], such [***] fee shall be fully creditable against any payments owed by Licensee to University under Section 3.8 of the Agreement.

4.	Capitalized terms used herein have the same meaning as was given them in the Agreement.

5.
This Third Amendment may be executed by one or more of the parties to this Third Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Facsimile signatures and signatures transmitted via pdf shall be treated as original signatures.

6.	The parties acknowledge and agree that Section 12.7 of the Agreement shall apply to this Third Amendment as if fully set forth herein.

7.	Other than as amended herein, the Agreement remains in full force and effect.

[signature page follows]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

IN WITNESS WHEREOF, the parties have executed this Third Amendment to the Agreement, as indicated below.

THE UNIVERSITY OF NORTH		NOVAN INC.
CAROLINA AT CHAPEL HILL

BY:	/s/ Jacqueline Quay	BY:	/s/ Jeff N. Hunter
Jacqueline Quay
	Director of Licensing and Innovation	NAME:	Jeff N. Hunter
Support, OTC
		TITLE:	Chief Business Officer

DATE:	11/1/18	DATE:	October 31, 2018

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

APPENDIX A
PATENT RIGHTS

University Inventions

[***]

Joint Inventions

[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

APPENDIX D
MILESTONES

[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.